UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

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☐ Definitive Proxy Statement
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          OPT-SCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

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OPT-SCIENCES CORPORATION

IMPORTANT NOTICE REGARDING AVAILABILITY OF
ANNUAL MEETING MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD
ON MARCH 21, 2012

1. This communication provides only an overview of the more complete materials that are available to you on the Internet or from the Company. We encourage you to access and review all such information before the Meeting. However, we do not seek your proxy, and we request that you do not send us a proxy.

2. The Notice of the Annual Meeting, the Information Statement and the 2011 Annual Report on Form 10-K are available at http://www.optsciences.com.

3. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 7, 2012 to facilitate timely delivery.

Meeting Time, Place and Directions; Matters to be Acted Upon

The 2012 Annual Meeting of stockholders of Opt-Sciences Corporation will be held on March 21, 2012. The Meeting will take place at 2:30 P.M.(local time), at the offices of Kania, Lindner, Lasak and Feeney in the Sinkler Building, Suite 108, 560 East Lancaster Avenue (at the intersection with Radnor Chester Road), St. Davids, PA 19087. Stockholders of record as of the close of business on February 3, 2012 (the "Record Date") are entitled to receive notice and to attend the Annual Meeting. Our President will make a brief presentation and will be available for questions and comments. Our Stockholders are entitled to notice of and to vote at the Meeting and any adjournment thereof. The Annual Meeting is for the purpose of considering and acting upon:

1) the election of three (3) directors to serve until the next Annual Meeting or until their successors have been elected and qualified (the Management slate of directors consists of Anderson L. McCabe, Arthur J. Kania and Arthur J. Kania, Jr.); and

2) such other business as may properly come before the Meeting or any adjournment thereof.

How to Receive Copies of Annual Meeting Materials

You may request copies of our Notice of Annual Meeting, our Information Statement on Schedule 14C, our 2011 Annual Report on Form 10-K and additional information about how you can attend the Annual Meeting, as follows:

Internet	:	by downloading copies from our website at http://www.optsciences.com.
E-mail	:	by emailing investor.relations@optsciences.com.
Mail	:	by sending us a written request to Stockholder Relations, Opt-Sciences Corporation, PO Box 221, Riverton, New Jersey 08077.
Telephone	:	by calling us at (856) 829-2800.

Stockholders as of the Record Date are encouraged and cordially invited to attend the 2012 Annual Meeting of Stockholders.

By Order of the Board of Directors, Anderson L. McCabe President and Chief Executive Officer

IMPORTANT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY